3DSYSTEMS™

Conference Call and Webcast

Third Quarter and Nine Months 2011



www.3dsystems.com NYSE:DDD

Participants

Stacey Witten	• Investor Relations Manager
Abe Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Bob Grace	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- **1-866-783-2140 in the United States**
- **1-857-350-1599 from outside the United States**
- **Participant Code: 69090514**

3D SYSTEMS™

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 17, 2011. These are available at www.SEC.gov.

3DSYSTEMS™

Operating Results

Abe Reichental - President and CEO





www.3dsystems.com NYSE:DDD

Third Quarter 2011 Highlights

- Revenue contributions from all categories, including record printer unit sales, resulted in 48% gross profit improvement on 39% revenue growth compared to Q3 2010
- Gross profit margin rebounded on record materials and services revenue growth, as printer price mix continued its shift towards our lower price printers on tripling units sales
- Generated $12.6 million cash from operations despite a $5.3 million increase in operating expenses that included a $1.2 million increase in R&D expenses
- Earned 14 cents per fully diluted share for the quarter and 54 cents for the nine months
- Net income included share-based compensation, depreciation and amortization expense of $3.0 million, $2.1 million of litigation and acquisition expenses and $0.6 million of currency revaluation expense for the third quarter
- Ended with $72.6 million of cash reflecting $62.1 million from equity raise, $18.8 million cash from operations less $44.8 million cash paid for acquisitions during the nine months of 2011
- Exited with $11.3 million of backlog that included $6.3 million of on demand parts services and the remainder from printers and other products

Third Quarter Key Developments

- Completed several key acquisitions in support of our strategic growth, global expansion and diversification initiatives
- Added 18 new resellers to our global distribution channel that contributed to tripling total printer unit sales over the comparable 2010 quarter
- Grew print materials revenue 30% to $18.5 million and expanded print materials gross profit margin 370 basis points over the comparable 2010 quarter
- Increased healthcare solutions revenue by 20% over prior year and remain optimistic about our growth prospects in this category
- Introduced several significant new products, including game changing printers, materials and design productivity tools

3DSYSTEMS™

Financial Review

Damon Gregoire - Senior Vice President and CFO





www.3dsystems.com NYSE:DDD

Across-The-Board Revenue Growth

$ in millions


Third Quarter
Printers
2010
$ 14.5
2011
$ 14.8
2%
Print Materials
2010
$ 14.2
2011
$ 18.5
30%
Services
2010
$ 12.8
2011
$ 24.3
90%
Healthcare
2010
$ 6.0
2011
$ 7.2
20%

Third quarter 2011 revenue grew 39%

12% came from organic growth

3DSYSTEMS™

New Products And Materials Revenue Performance


$ in millions
New Products Nine Months Revenue
$60
$50
$40
$30
$20
$10
$0
$23.9
$36.6
$50.5
9 months, 2009
9 months, 2010
9 months, 2011

New products revenue grew 38% over the 2010 period

Integrated materials revenue grew 90% over the comparable 2010 period and amounted to 52% of total print materials revenue

3DSYSTEMS™

Across-The-Board Revenue Growth

$ in millions



Nine Months
Printers
2010 $ 34.0
2011 $ 44.5
31%
Print Materials
2010 $ 41.8
2011 $ 50.5
21%
Services
2010 $ 32.5
2011 $ 65.6
102%
Healthcare
2010 $ 14.5
2011 $ 19.9
38%

Nine Months 2011 revenue grew 48%

20% came from organic growth

Third Quarter 2011 Operating Results

$ in millions, except earnings per share

Third Quarter			
Drivers	2011	2010	% Change Favorable/(Unfavorable)
Revenue	$ 57.5	$ 41.5	39%
Gross Profit	$ 27.8	$ 18.8	48%
% of Revenue	*48%*	*45%*	
Operating Expenses	$19.0	$ 13.7	(39%)
% of Revenue	*33%*	*33%*	
Net Income	$ 7.2	$ 5.4	35%
% of Revenue	*13%*	*13%*	
Depreciation & Amortization	$ 2.4	$ 1.9	(25%)
% of Revenue	*4%*	*5%*	
Diluted Earnings Per Share	$ 0. 14	$ 0.11	27%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split

Nine Months 2011 Operating Results

$ in millions, except earnings per share

	Nine Months		
Drivers	**2011**	**2010**	**% Change Favorable/(Unfavorable)**
Revenue	$ 160.6	$ 108.3	48%
Gross Profit	$ 76.2	$ 49.1	55%
% of Revenue	*47%*	*45%*	
Operating Expenses	$ 52.0	$ 37.9	(37%)
% of Revenue	*32%*	*35%*	
Net Income	$ 24.8	$ 10.1	171%
% of Revenue	*15%*	*9%*	
Depreciation & Amortization	$ 7.4	$ 5.4	(38%)
% of Revenue	*5%*	*5%*	
Diluted Earnings Per Share	$ 0. 49	$0.22	123%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split
-Net income and EPS do not reflect the benefit of the release of a portion of our valuation allowance on deferred tax assets

Factors Affecting Earnings Per Share

	EPS
Third quarter 2011 diluted earnings per share	$ 0.14
Nine months 2011 diluted earnings per share	$ 0.54

Net income for the quarter included a $3.0 million of non-cash expenses related to depreciation, amortization and share-based compensation, $2.1 million of litigation and acquisition expenses and $0.6 million of currency revaluation expenses that in the aggregate reduced EPS by 11 cents

Net income for the nine months included a $9.2 million of non-cash expenses related to depreciation, amortization and share-based compensation, $4.8 million of litigation and acquisition expenses and $0.4 million of restructuring costs that in the aggregate reduced EPS by 29 cents

Nine months net income includes a benefit from the release of valuation allowance on deferred tax assets of 12 cents per share. Future performance may result in release of portions of our valuation allowance on deferred tax assets. We have net operating loss carry-forwards of $48 million, of which $30 million are reserved. We continue evaluate the timing and amounts of future releases of valuation allowances as required

Revenue by Category & Geography

$ in millions

Third Quarter



60
50
40
30
20
10
0
$ 41.5
31%
34%
35%
Services
Materials
Printers
$ 57.5
42%
32%
26%
2010
2011



60
50
40
30
20
10
0
$ 41.5
16%
40%
44%
Asia-Pacific
Europe
North America
$ 57.5
10%
35%
55%

Nine Months



160
140
120
100
80
60
40
20
0
$ 108.3
30%
39%
31%
Services
Materials
Printers
$ 160.6
41%
31%
28%
2010
2011



160
140
120
100
80
60
40
20
0
$ 108.3
14%
40%
46%
Asia-Pacific
Europe
North America
$ 160.6
13%
35%
52%

Q3 and nine months 2011 recurring revenue accounted for 74% and 72% of total revenue

3DSYSTEMS™

Third Quarter & Nine Months Gross Profit and Margin

Third Quarter						
	2011		2010		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$ 5.3	36%	$ 5.3	36%	-	-
Print materials	$ 12.0	65%	$ 8.7	61%	38%	6%
Services	$ 10.5	43%	$ 4.8	38%	117%	14%
Total	$ 27.8	48%	$ 18.8	45%	48%	6%

Nine Months						
	2011		2010		Yr-Yr%	
Category	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$ 16.7	38%	$ 12.1	36%	38%	6%
Print materials	$ 32.5	65%	$ 25.3	61%	29%	7%
Services	$ 26.9	41%	$ 11.7	36%	130%	14%
Total	$ 76.2	47%	$ 49.1	45%	55%	4%

3DSYSTEMS™

Third Quarter Operating Expenses

($ in millions)

Category	Third Quarter 2011	Third Quarter 2010	% Change Favorable/(Unfavorable)
Selling, general & administrative	$ 15.1	$ 11.0	(38%)
Research and development	$ 3.9	$ 2.7	(43%)
Total Operating Expenses	$ 19.0	$ 13.7	(39%)
% of Revenue	*33%*	*33%*	-

- Columns may not foot due to rounding

- Selling, general & administrative expenses remained at 26% of revenue in Q3 2011 from Q3 2010
- R&D expenses remained at 7% of revenue in the third quarter of 2011 from 2010
- Increase in operating expenses due primarily to:
  - Compensation costs increase of $1.4 million primarily due to higher commissions from increased revenue and higher costs from acquisitions timing and concentration
  - Litigation and acquisition expenses of $2.1 million, including an increase of $0.8 million from Q3 2010
  - Acquisition expenses of $0.3 million
  - Higher R&D expenses reflecting new product development and significant 3D content and consumer initiatives

Nine Months Operating Expenses

($ in millions)	Nine Months		
Category	2011	2010	% Change Favorable (Unfavorable)
Selling, general & administrative	$ 42.2	$ 29.9	(41%)
Research and development	$ 9.7	$ 8.0	(22%)
Total Operating Expenses	$ 52.0	$ 37.9	(37%)
% of Revenue	*32%*	*35%*	7%

- Selling, general & administrative expenses decreased to 26% of revenue in 2011 from 28% in 2010
- R&D expenses decreased to 6% of revenue in the nine months of 2011 from 7% in 2010
- Increase in operating expenses due primarily to:
  - Compensation costs increase of $4.3 million due to higher commissions from increased revenue, higher acquisitions expenses
  - $0.3 million of acquisition expenses and restructuring expenses of $0.4 million
  - Litigation expenses of $4.4 million, an increase of $1.9 million from 2010

Expect to realize annual savings in the range of $1-2 million from restructuring expense and other cost containment and cost down initiatives implemented during the first nine months 2011

Expect operating expenses as percentage of revenue to converge with long-term operating model over time

Working Capital

($ in millions)

	September 30, 2011	December 31, 2010	% Change Favorable (Unfavorable)
Cash	$ 72.6	$ 37.3	94%
Inventory	$ 27.8	$ 23.8	(17%)
Accounts Receivable	$ 42.6	$ 35.8	19%
Accounts Payable	$ 25.5	$ 26.6	4%
Working Capital	$ 89.1	$ 42.5	110%

- Cash on hand for the first nine months included $18.8 million generated from operations, of which $12.6 million was from the third quarter
- Cash increased $35.3 million from the end of 2010, primarily reflecting $62.1 million net proceeds from our equity raise less the $44.8 million paid in cash for acquisitions during the first nine months of 2011
- Inventory increased $4.0 million primarily related to timing of inventory purchases and customer deliveries
- Working capital increased $46.6 million compared to the end of 2010, including a $6.8 million increase in accounts receivable

Revised Operating Model

($ millions) Drivers	Model Ranges		Q3 Actual Results	9 Months Actual Results
Revenue	$300	$400	$ 57.5	$160.6
Gross Profit	54%	60%	48%	47%
SG&A	24%	21%	26%	26%
R&D	7%	6%	7%	6%
Operating Income	23%	33%	15%	15%
Net Income After Tax*	16%	21%	13%	15%
Depreciation & Amortization	4%	3%	4%	5%
Capital Expenditures	2%	2%	2%	2%
Recurring Revenue	70%	75%	74%	72%

* Model net income is inclusive of the estimated fully-burdened tax rate of 31% - 38% depending on the period

- Net income after tax includes non-cash expenses of depreciation, amortization and share-based compensation of $3.0 million for Q3 and $9.2million for the nine months. Net income also includes $0.3 million of acquisition expenses for each period and $0.4 million of restructuring expenses for the nine months. Nine months excludes the $6.2 million benefit from the release of valuation allowance on deferred tax assets.
- The company's current NOLs of $48 million reduce the cash taxes to the portion relating to the non-U.S. obligations.

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

3DSYSTEMS™

Margin Expansion Path Towards Operating Model

54% GPM at $300 million and 60% at $400 million revenue run-rate

Margin Expansion

-Better overhead absorption from higher revenue

-Favorable print material mix towards integrated printers materials

-Migration of additional printers and print materials manufacturing to Rock Hill, SC

-Continuous improvements and operational cost downs

-Mix of recurring revenue as a percentage of total sales at 70-75%

Margin Compression

-Higher personal printers unit sales as a percentage of mix in a given period

-Timing, concentration and size of acquisitions in a given period

Time to achieve target model revenue run-rate

3DSYSTEMS™

3DSYSTEMS™

Outlook and Progress

Abe Reichental - President and CEO





Progress Against Our Growth Initiatives

- Introduced two new game changing printers
- Launched our first class VI Visijet® Clear material
- Commercialized new affordable Alibre Design™ CAD package
- Expanded our operations in Australia, China, India and Benelux
- Progressed the development of our consumer initiatives


China
India
Alibre® 2012
Formero
Kemo
Projet™ 1500
3DTouch™
Visijet® Clear

Expanding Products → Distribution Channels → Geographical Presence

3DSYSTEMS™

Revenue Outlook

- We entered the fourth quarter of 2011 with a strong sales funnel and continued healthy backlog. Accordingly, we expect revenue growth over the prior year quarter and sequentially for the fourth quarter of 2011
- We expect strong demand for our personal, professional and production printers, helped by our expanding channel and new content creation and design productivity tools
- We expect custom parts services revenue growth from a combination of organic growth and additional acquisitions
- We expect healthcare solutions revenue growth, benefiting from our expanding solutions portfolio and growing installed base

Gross Profit and Operating Expenses Outlook

Gross profit margin maybe impacted by:

- Potential adverse printers mix in favor of higher unit volume, lower margin personal printers
- Impact of integration costs of acquired businesses
- Custom parts revenue with lower gross profit margins making up a higher percent of total revenue

Expect operating SG&A expenses for the remainder of 2011 to be in the range of $15.5 million- $16.5 million:

- Inclusive of our anticipated litigation expenses as we currently understand them
- Increased operating costs associated with custom parts services acquisitions we made thus far

Expect R&D expenses for the remainder of 2011 to be in the range of $3.5 million–$4.0 million:

- Reflecting our expanding print engine portfolio and planned new professional and consumer product introductions throughout the year

Bottom Line

- Our sales funnel remains robust and our backlog reflects the strength of our business model
- Our 3D content-to-print products and services are expected to generate increased customer demand
- Our business model is built around significant recurring revenue components that generate improved margins
- We remain committed to our long-term growth objectives and confident in our ability to provide value to our customers and stockholders

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-783-2140
- International: 1-857-350-1599
- Conference ID: 69090514

3DSYSTEMS™

Thank You





www.3dsystems.com NYSE: DDD